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                       VAN KAMPEN LIFE INVESTMENT TRUST -
                MORGAN STANLEY REAL ESTATE SECURITIES PORTFOLIO
   SUPPLEMENT DATED AUGUST 28 , 1998 TO THE PROSPECTUS DATED APRIL 30, 1998,
                  AS PREVIOUSLY SUPPLEMENTED ON JULY 14, 1998.

    The prospectus, as previously supplemented, is being further amended and supplemented to reflect the Board of Trustees appointment of Morgan Stanley Asset Management Inc. ("MSAM") as Subadviser to the Portfolio effective October 1, 1998. The addition of MSAM will not impact the Portfolio's management team or the day to day management of the Portfolio and will not result in any increase of the Portfolio's expenses. The Prospectus is amended and supplemented as follows:

    The section of the Prospectus captioned "Prospectus Summary" is hereby amended with the following:

    INVESTMENT ADVISERS. Van Kampen Asset Management Inc. (the "Adviser") is the Portfolio's investment adviser. Morgan Stanley Asset Management Inc. (the "Subadviser") provides sub-advisory services to the Adviser.

    The section of the Prospectus captioned "THE TRUST AND ITS MANAGEMENT" is hereby amended with the following:

    ADVISORY AGREEMENTS. The Trust retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. The Adviser has entered into a sub-advisory agreement (the "Sub-advisory Agreement") with the Subadviser to assist it in performing its investment advisory functions. Under an investment advisory agreement (the "Advisory Agreement"), the Trust pays the Adviser a monthly fee computed on average daily net assets of the Portfolio at the annual rate of 1.00% of the Portfolio's average daily net assets. This fee is higher than that charged by most other mutual funds but the Trustees believe it is justified by the specialized nature of the Portfolio and is not necessarily higher than the fees charged by certain mutual funds with investment objectives and policies similar to those of the Portfolio.

    Under the Advisory Agreement, the Trust also reimburses the Adviser for the cost of the Portfolio's accounting services, which include maintaining its financial books and records and calculating its daily net asset value. Operating expenses paid by the Portfolio include shareholder service agency fees, service fees, distribution fees, custodian fees, legal and accounting fees, the costs of reports and proxies to shareholders, trustees' fees (other than those who are affiliated persons as defined in the 1940 Act of the Adviser, Distributor, Investor Services, Van Kampen or Morgan Stanley Dean Witter & Co.), and all other business expenses not specifically assumed by the Adviser. For the fiscal year ended December 31, 1997, advisory fees plus the cost of accounting services payable by the Trust on behalf of
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the Portfolio were 1.01% of the Portfolio's average daily net assets. During the same period, the Portfolio's total operating expenses were 1.07%. Pursuant to the Sub-advisory Agreement, the Subadvisor receives on an annual basis 50% of the compensation received by the Adviser.

    From time to time the Adviser or the Subadviser may agree to waive its investment advisory or subadvisory fees or any portion thereof or elect to reimburse the Portfolio for ordinary business expenses in excess of an agreed upon amount.

    The section of the Prospectus captioned "THE TRUST AND ITS MANAGEMENT" hereby is supplemented by adding the following:

    THE SUBADVISER. The Subadviser is a wholly-owned subsidiary of Morgan Stanley Group, Inc. and is an affiliate of the Adviser. The Subadviser provides portfolio management and named fiduciary services to various closed-end and open-end investment companies, taxable and nontaxable institutions, international equities and fixed income securities. At June 30, 1998, the Subadviser had, together with its affiliated investment management companies, assets under management (including assets under fiduciary advisory control) totaling approximately $167 billion. The Subadviser is a leader in the real estate capital markets with 25 years of real estate financing experience. The Subadviser has dedicated over 200 employees worldwide to real estate securities research and market analysis and manages over $4 billion in private real estate investment partnerships. The Subadviser also draws upon the research capabilities of Morgan Stanley Group Inc. and its other affiliates as well as the research and investment ideas of other companies whose brokerage services the Subadviser utilizes. The address of the Subadviser is 1221 Avenue of the Americas, New York, New York 10020.

                                                                   LIT  SPT  898